Exhibit (a)(1)(ii)

                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                               PAR VALUE $0.01 OF
                           RSI HOLDINGS, INC. ("RSI")
            PURSUANT TO THE OFFER TO PURCHASE, DATED JANUARY 28, 2005
                            BY BCM ACQUISITION CORP.

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, MARCH 11, 2005, UNLESS THE TENDER OFFER IS EXTENDED.

The Depositary for the Offer is: American Stock Transfer & Trust Company

                   By Mail:                    By Facsimile Transmission            By Hand or Overnight Courier:
        American Stock Transfer              For Eligible Institutions Only:           American Stock Transfer
            & Trust Company                           (718) 234-5001                       & Trust Company
             59 Maiden Lane                                                                 59 Maiden Lane
           New York, NY 10038               For Confirmation Only Telephone:              New York, NY 10038
                                                      (877) 248-6417

                     The Information Agent for the Offer is:
                   Georgeson Shareholder Communications Inc.

                       17 State Street, New York, NY 10004
                     Banks and brokers call: (212) 440-9800
                   All others call (toll-free): (888) 264-7027


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE SHOWN FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO RSI HOLDINGS, INC., BCM ACQUISITION CORP. (THE OFFEROR), OR GEORGESON SHAREHOLDER COMMUNICATIONS INC. (THE INFORMATION AGENT OF THE OFFER), WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

NEITHER  BCM  NOR  ITS  SHAREHOLDERS  ARE  MAKING  ANY  SPECIFIC  RECOMMENDATION
REGARDING WHETHER YOU SHOULD TENDER YOUR SHARES IN THIS TENDER OFFER. ACCORDINGLY, YOU MUST MAKE YOUR OWN DETERMINATION AS TO WHETHER OR NOT YOU WISH TO TENDER YOUR SHARES.


DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)

-------------------------------------------------------- ----------------------------------------------------------------
 Name and Address of Registered Holder(s) (Please Fill           (Attached Additional Signed List, if Necessary)
   in Exactly as Names(s) Appear on Certificate(s))                          Certificate(s) Tendered
-------------------------------------------------------- ----------------------------------------------------------------
                                                                                     Number
                                                             Certificate         Represented By        Number of Shares
                                                              Number(s)*        Certificate(s)*           Tendered+
-------------------------------------------------------- -------------------- --------------------- ---------------------

-------------------------------------------------------- -------------------- --------------------- ---------------------

-------------------------------------------------------- -------------------- --------------------- ---------------------

-------------------------------------------------------- -------------------- --------------------- ---------------------
                                  Total Shares
                                    Tendered*
-------------------------------------------------------- -------------------- --------------------- ---------------------

*    Need not be completed if shares are delivered by book-entry transfer.

+ If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

[__] Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond will be required to be posted by the stockholder to secure against the risk that the certificates may be subsequently recirculated. Please call the transfer agent American Stock Transfer & Trust Company at Tel.
         (800) 937-5449, to obtain an affidavit of loss and for further instructions and as to the determination of the requirement for posting of a bond. See Instruction 11.

This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, referred to as the "book-entry transfer facility," under the section of the Offer to Purchase entitled "The Offer - Procedure for Tendering Shares".

Stockholders who desire to tender shares under the Offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined in the section of the Offer to Purchase entitled "The Offer - Terms of the Offer"), and who cannot deliver all other documents required by this Letter of Transmittal to the Depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in the section of the Offer to Purchase entitled "The Offer - Procedure for Tendering Shares". See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Depositary.

[__] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _______________________________________________


Account Number: ______________________________________________________________


Transaction Code Number: _____________________________________________________


[__] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _____________________________________________


Date of Execution of Notice of Guaranteed Delivery: __________________________


Name of Institution which Guaranteed Delivery: _______________________________

Account Number: ______________________________________________________________

Ladies and Gentlemen:

The undersigned hereby tenders to BCM Acquisition Corp., a South Carolina corporation ("BCM" or "Offeror") the above-described shares of common stock, par value $0.10 per share (the "Shares") of RSI Holdings, Inc., a North Carolina corporation ("RSI"), at a purchase price of US $0.10 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offeror's offer to purchase, dated January 28, 2005 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer (the "Offer").

Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of the Offer, including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all shares tendered hereby and orders the registration of such shares tendered by book- entry transfer that are purchased under the Offer to or upon the order of the Offeror and hereby irrevocably constitutes and appoints the designee(s) of the Offeror as the agent(s), attorney(s)-in-fact of the undersigned with respect to such shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest) to:

(a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror, upon receipt by the Depositary of the purchase price with respect to such shares;

(b) present certificates for such shares for cancellation and transfer on the Offeror's books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares (including, without limitation, all voting rights), subject to the next paragraph, all in accordance with the terms of the Offer.

         The undersigned hereby covenants, represents and warrants to the Offeror that:

(a) the undersigned understands that tendering of shares under any one of the procedures described in section entitled "The Offer - Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer;

(b) the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934 and has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, and, when and to the extent the Offeror accepts the shares for purchase, the Offeror will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

(c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Offeror deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

(d)      the undersigned has read and agrees to all of the terms of the Offer.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Offeror may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

The undersigned recognizes that the Offeror has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if the Offeror purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

The undersigned understands that acceptance of shares by the Offeror for payment will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

The check for the aggregate net purchase price for such of the tendered shares as are purchased by the Offeror will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS                    SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5, 6 and 7)             (See Instructions 1, 4, 5 and 7)


To be completed only if the check for           To be completed only if the
the Purchase Price of shares purchased          check for the Purchase Price of
is to be issued in the name of someone          shares purchased is to be sent
other than the undersigned.                     to someone other than the under-
                                                signed or to the undersigned at
                                                an address other than that shown
                                                above.


Issue Check to:                                 Deliver check to:


Name _____________________________              Name____________________________
            (Please Print)                                  (Please Print)

Address ___________________________             Address ________________________


----------------------------------              --------------------------------

----------------------------------              --------------------------------

----------------------------------              --------------------------------
       (Include Zip Code)                                 (Include Zip Code)



--------------------------------------          --------------------------------
(Tax Identification or Social                   (Tax Identification or Social
Security Number)                                Security Number)
(See Substitute Form W-9 Included               (See Substitute Form W-9
Herewith)                                       Included Herewith)

STOCKHOLDER(S) SIGN HERE (See Instructions 1 and 5) (Please complete Substitute Form W-9 on page 13)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in- fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 5.


------------------------------------------------------
Signature(s)

Dated:                     , 2005

Name(s): ______________________________________________
                           Please Print

Capacity (full title): _________________________________

Address: _______________________________________________
                           Include Zip Code

Telephone Number: ______________________________________


Taxpayer Identification or Social Security No.__________________


GUARANTEE OF SIGNATURE(S) (If Required, See Instructions 1 and 5)


------------------------------------------------------
Authorized Signature

------------------------------------------------------
Name(s):

------------------------------------------------------
Name of Firm

------------------------------------------------------
Address

------------------------------------------------------
Telephone No.


Dated:                     , 2005

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                  FORMING PART OF THE TERMS OF THE TENDER OFFER

1.       Guarantee of Signatures. No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

(b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if
         certificates  are  delivered  with  it  to  the  Depositary,   or  such
         certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in the section of the Offer to Purchase entitled "The Offer - Procedure for Tendering Shares". Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an Agent's Message (defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary before the expiration date.

         The term "Agent's Message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that the Offeror may enforce such agreement against such participant.

         Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in the section "The Offer - Procedure for Tendering Shares" of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in the section "The Offer - Procedure for Tendering Shares" of the Offer to Purchase.

         The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the expiration date.

         The method of delivery of certificates for shares to be tendered, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder. Shares to be tendered in the Offer, will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery of shares is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery.

         The Offeror will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate number, the number of shares represented by the certificate and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Tenders and Unpurchased shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) as promptly as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

5.       Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on such certificate(s) must be guaranteed by an eligible guarantor institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

(e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to the Offeror of their authority so to act.

6. Stock Transfer Taxes. The Offeror will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the Offer. If, however:

(a) payment of the Purchase Price is to be made to any person other than the registered holder(s); or

(b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;

         then there will be deducted from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

8. Irregularities. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by the Offeror in its sole discretion, which determinations shall be final and binding on all parties. The Offeror reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of the Offeror, be unlawful. The Offeror also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares, and the Offeror's interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. None of the Offeror, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

9. Questions and Requests for Assistance and Additional Copies. Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

10. Tax Identification Number and Backup Withholding. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item
         (2) of the certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding.
         Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to a 28% Federal income tax withholding on the payment of the Purchase Price of all shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the

         Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the Purchase Price to such stockholder until a TIN is provided to the Depositary. Each foreign stockholder must complete and submit an appropriate Form W-8 in order to be exempt from the 28% Federal income tax backup withholding due on payments with respect to the shares.

11. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should notify the American Stock Transfer & Trust Company, the transfer agent for the shares, of that fact by calling the transfer agent at (800) 937-5449 and asking for instructions on obtaining a replacement certificate(s). The transfer agent will require you to complete an affidavit of loss and return it to the transfer agent. Such stockholder will then be instructed by the transfer agent as to the steps that must be taken in order to replace the certificate. A bond will be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR A MANUALLY  SIGNED  FACSIMILE COPY OF
IT) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER DESCRIBED IN THE OFFER TO PURCHASE, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY DESCRIBED IN THE OFFER TO PURCHASE.

                            IMPORTANT TAX INFORMATION

Under the U.S. federal income tax law, a stockholder whose tendered shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to shares purchased pursuant to the Offer may be subject to backup withholding of 28%.

Certain stockholders including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the Information Agent. Exempt stockholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service if all required information is properly provided.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that

(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the shares tendered hereby. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the Purchase Price to such stockholder.


              PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

------------------------------ ------------------------------------------------------------------- -----------------------

                                                                                                      -----------------
         SUBSTITUTE            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY    Social Security Number
                               BY SIGNING AND DATING BELOW
          FORM W-9                                                                                          OR

                                                                                                      -------------------
DEPARTMENT OF THE                                                                                  Employer Identification
TREASURY                                                                                                   Number
INTERNAL REVENUE SERVICE
                               ------------------------------------------------------------------- -----------------------

                               PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                               (See Page 2 of enclosed Guidelines)                                 __________________

                               ------------------------------------------------------------------- -----------------------
                               PART 3--Certification Under Penalties of Perjury, I certify that:
                               (1)  The  number  shown  on  this  form  is  my  current  taxpayer         PART 4--
                                    identification  number  (or I am  waiting  for a number to be
PAYER'S REQUEST FOR                 issued to me) and                                                   Awaiting TIN  [_]
TAXPAYER IDENTIFICATION
NUMBER (TIN) AND               (2)  I am not subject to backup  withholding  either because (a) I
CERTIFICATION                       am  exempt  from  backup  withholding  or (b) I have not been notified by the Internal  Revenue  Service (the "IRS") that I am  subject to backup  withholding  as a result of failure to report  all  interest  or  dividends,  or  (c)  the  IRS  has
                                    notified   me  that  I  am  no  longer   subject   to  backup
                                    withholding.
                               ------------------------------------------------------------------- -----------------------
                               Certification  instructions -- You must cross out item (2) in Part 3 above if you have been notified  by the  IRS  that  you are  subject  to backup withholding because of underreporting
                               interest  or   dividends   on  your  tax  return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup  withholding, do not cross out item (2).

                               SIGNATURE                                            DATE
                                        --------------------------------------------      -------------------------------
                               NAME
                                        ---------------------------------------------------------------------------------
                               ADDRESS
                                        ---------------------------------------------------------------------------------
                               CITY                                 STATE            ZIP CODE
                                   --------------------------------       ----------            -------------------------

------------------------------ -------------------------------------------------------------------------------------------


                                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                                       CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

---------------------------------------------------------------------------------------------------------------------------
                                   PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer  identification number has not been issued to me, and either (a)
I have  mailed or delivered an application to receive a taxpayer identification  number to the  appropriate
Internal Revenue Service Center or Social Security  Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification  number within sixty (60) days, a portion of all reportable  payments made to me thereafter will be withheld until I provide such a number.


   -------------------------------------------------                  --------------------------------------
                        Signature                                                         Date

--------------------------------------------------------------- ------------------------------------------------------------

Facsimile copies of the Letter of Transmittal will be accepted from eligible guarantor institutions. The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth above.

Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer. To confirm delivery of your shares, you are directed to contact the Depositary.

The Information Agent for the Offer is:


                    Georgeson Shareholder Communications Inc.
                                 17 State Street
                               New York, NY 10004

                     Banks and brokers call: (212) 440-9800
                   All others call (toll-free): (888) 264-7027

















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